SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2024

Date of Report (Date of Earliest Event Reported)

Commission File No. 0-29935

CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs, Las Vegas, NV 89141

(Address of principal executive offices) (Zip code)

Company’s telephone number, including area code: (702) 683-8946

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Certifying Accountant

Effective June 17, 2024, the Board of Directors of the Registrant dismissed its independent auditors, M&K CPAS, PLLC, of Houston, Texas, which action was approved by the Registrant’s Board of Directors on June 17, 2024 and effective immediately.

Except as described in the following sentence, the reports of M&K CPAS, PLLC on the financial statements of Registrant for either of the past two fiscal years, ending December 31, 2023 and 2022, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The report of M&K CPAS, PLLC on the financial statements of Registrant for the fiscal years ended December 31, 2023 and December 31, 2022 do, however, contain an expression of substantial doubt as regarding Registrant’s ability to continue as a going concern.

During the Registrant’s two most recent fiscal years, ending December 31, 2023 and 2022, and through to the date of dismissal June 17, 2024, the Registrant had: (i) no disagreements with M&K CPAS, PLLC of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to M&K CPAS, PLLC’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Registrant has requested that M&K CPAS, PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01 within 10 business days of the date of filing this report. A copy of M&K CPAS, PPLC's letter to the Securities and Exchange Commission is included as an exhibit to this filing.

(b) Engagement of New Certifying Accountant

On June 17, 2024, Bush & Associates CPA LLC, of Henderson, Nevada ("Bush") was engaged as the Registrant’s independent auditors, commencing with the quarter ended June 30, 2024.

During the two most recent fiscal years and the interim period preceding the engagement of Bush, Registrant had not consulted with Bush regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements, and either a written report or oral advice was provided to the Company by Bush that Bush concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement or event identified in response to paragraph (a) (1) (iv) of Item 304, as those terms are used in Item 304 (a) (1) (iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 4.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K/A:

Exhibit Number	Description
16.1	Letter of M&K CPAS, PLLC to the Securities and Exchange Commission dated June 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN EQUITY HOLDINGS, INC.
(Registrant)

Date: June 25, 2024	By:	/s/ Mike Zaman
	Name:	Mike Zaman
	Title:	CEO and President

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